FIRST CALIFORNIA FINANCIAL GROUP, INC.

Planning for the road ahead

November 2010

Safe Harbor

This presentation contains certain forward-looking information about First California Financial Group, Inc. ("First California" or "FCAL" that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, First California's ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the interest rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or anticipates doing business are less favorable than expected, a slowdown in construction activity, recent volatility in the credit or equity markets and its effect on the general economy, legislative or regulatory requirements or changes adversely affecting First California's business, the effects of and changes in monetary and fiscal policies and laws including the interest rate policies of the Board of Governors of the Federal Reserve, demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, the costs and effects of legal, accounting and regulatory developments, the inability to obtain regulatory approvals for acquisitions on the terms expected or on the anticipated schedule, and other factors. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by, such forward-looking statements. First California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other reports filed by it with the Securities and Exchange Commission ("SEC").

First California Snapshot

- 18 branches in 6 counties
- Nasdaq:FCAL
- Total assets $1.6 Billion
- FCAL created in 2007 as a result of merger of equals between FCB Bancorp and National Mercantile Bancorp
- Legacy First California Bank 31 years old
- Current management in place since 1999



Ventura
Los Angeles
San Bernardino
Orange
Riverside
San Diego

2010 Third Quarter Highlights

- Net interest income grew 3 percent to $11.1 million from $10.8 million for the 2010 second quarter
- Net interest margin rose to 3.46 percent from 3.40 percent for the 2010 second quarter
- Operating expenses declined $783,000 to $9.1 million from $9.9 million for the 2010 second quarter.
- Allowance for loan losses was $16.5 million, comparable to the 2010 second quarter
- Core deposits remained strong at 77 percent of total deposits at September 30, 2010
- Tangible book value per common share increased slightly to $3.65 at September 30, 2010 from $3.64 at June 30, 2010
- Purchased $24.2 million portfolio of home mortgage loans at the end of the third quarter, and an additional $28.3 million in the fourth quarter

Asset Quality

($ Thousands)	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Past Due Loans 30-89 Days	$7,314	$14,592	$2,520	$1,078	$2,003
Past due Loans 90+ Days	$2,970	$200	—	—	—
Nonaccrual Loans	$39,330	$39,958	$37,034	$13,192	$22,398
Total Nonperforming Loans	$42,300	$40,158	$37,034	$13,192	$22,398
Foreclosed Property	$6,120	$4,893	$5,997	$27,850	$27,906
Total Nonperforming Assets	$48,420	$45,051	$43,031	$41,042	$50,304
NPA's as % of Loans & OREO	5.11%	4.77%	4.65%	4.46%	5.52%

Past Due Loans 30-89 Days by Type



($ Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Installment
Home Mortgage
Construction
Commercial Loans & Lines
Commercial Mortgage

Nonaccrual Loans by Type



($ Millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Installment
Home Mortgage
Construction
Commercial Loans & Lines
Commercial Mortgage

Low Historical Loss Levels


Annualized Net Charge-Offs to Average Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.55%
0.13%
0.80%
0.12%
0.82%
0.84%
1.16%
0.50%
1.29%
0.90%
1.52%
0.89%
1.04%
1.13%
1.21%
0.76%
1.05%
0.89%
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
(estimate)
Peers
FCAL

Source: First California Bank Uniform Bank Performance Report as of 6/30/2010.
Peer group represents all insured commercial banks with assets between $1 billion and $3 billion. (3Q10 Peer data not yet available)

Net Charge-Offs by Type

($ Thousands)	3Q09	4Q09	1Q10	2Q10	3Q10
CRE	$ 1,030	$ 330	$ 1,302	$ 337	$ 82
Commercial loans & lines	2,689	1,173	709	496	3,530
Construction	64	1	367	(17)	(117)
Home mortgage	54	473	65	93	49
Home equity loans & lines	—	—	199	—	—
Installment	98	4	19	3	26
Total net charge-offs	**$ 3,935**	**$ 1,981**	**$ 2,661**	**$ 912**	**$ 3,570**
Net loan charge-offs to average loans	**0.42%**	**0.21%**	**0.29%**	**0.10%**	**0.40%**

Asset Quality Pro Forma

The increase in nonperforming loans and charge-offs in 2010 3Q was isolated in two shared national credits, which masked the strong performance of the balance of the portfolio. The pro forma column shown below excludes the downgraded shared national credits from the amounts shown.

($ Thousands)	As Reported Q2 2010	As Reported Q3 2010	Pro Forma Q3 2010
Past Due Loans 30-89 Days	$1,078	$2,003	$2,003
Past due Loans 90+ Days	—	—	—
Nonaccrual Loans	$13,192	$22,398	$9,987
Total Nonperforming Loans	$13,192	$22,398	$9,987
Foreclosed Property	$27,850	$27,906	$27,906
Total Nonperforming Assets	$41,042	$50,304	$37,893
NPA's as % of Loans & OREO	4.46%	5.52%	4.16%
Net Charge-Offs	$912	$3,570	$73
Annualized Net Charge-Offs to Average Loans	0.76%	1.05%	0.53%

Loan Portfolio Characteristics

	Construction and Land	Commercial Mortgage		Multi-Family	C&I
		Owner-Occupied	Investor		
Portfolio Size	$58.1 million	$119.1 million	$269.7 million	$135.5 million	$218.1 million
% of Total Portfolio	6.3%	13.0%	29.4%	14.8%	23.7%
Weighted Avg LTV	64.7%	58.2%		60.4%	
Weighted Avg DSCR		1.72		1.32	
Average Balance/ Commitment	$2,635,000	$1,061,000		$833,000	$257,000
	1 nonaccrual loan > $1.0 million	1 nonaccrual loan > $1.0 million		0 nonaccrual loans > $1.0 million	3 nonaccrual loans > $1.0 million

Construction & Land Portfolio

- Total portfolio includes 24 loans totaling $58.1 million
- Construction & land portfolio down to 6% of loan portfolio as compared to 20% as of 12/31/07
- No loans past due 30-89 days in this portfolio
- Nonperforming loans have declined dramatically
  - Foreclosure completed on $21 million completed commercial construction loan
  - $4.5 million residential construction nonaccrual loan paid off in full in early July, 2010
- Cumulative construction & land loan charge-offs just $1.1 million in last eleven quarters
- Outstanding balance relative to Tier 1 capital and ALLL = 33%

Construction & Land Loans

Loans Outstanding:
$58.1 million at 9/30/10

By County
($ Millions)



Santa Barbara 4%
Riverside 7%
Los Angeles 40%
Ventura 35%
Orange 14%

By Property Type
($ Millions)



Land Develop-ment 39%
Residential 1-4 15%
Multi-family 8%
Commer-cial 38%

Unused Commitments = $5.2 million

Commercial Mortgage Portfolio

Loans Outstanding by Property Type:
$388.8 million at 9/30/10

Owner-occupied	31%
Investor properties	69%



Assisted Living 3%
Restaurant 2%
Medical 4%
Hotel 4%
Mixed Use 3%
Self Storage 5%
Other 11%
Industrial/ Warehouse 26%
Office 25%
Retail 17%

Regulatory CRE balance relative to Tier 1 Capital & ALLL = 287%(1)

(1) Regulatory CRE includes commercial mortgage, multifamily, construction, land and commercial loans to finance real estate, less owner-occupied loans in these categories.

Commercial Real Estate Maturities

	Year of Maturity					
($ Millions) Year of Origination	2010	2011	2012	2013	Thereafter	Total
2004 and earlier	$ 0.2	$ 4.1	$ 3.1	$ 5.5	$ 84.5	$ 97.4
2005	—	—	—	—	28.9	28.9
2006	0.9	4.4	6.3	7.1	41.9	60.6
2007	7.7	6.9	16.5	0.8	48.5	80.4
2008	8.2	4.1	10.6	1.9	107.8	132.6
2009	10.1	0.9	1.1	—	86.3	98.4
2010	—	4.1	—	0.7	21.2	26.0
Total	**$ 27.1**	**$ 24.5**	**$ 37.6**	**$ 16.0**	**$ 419.1**	**$ 524.3**

Diversified Loan Portfolio


Total Loans:
$918.7 million
Construction & Land Dev 6%
1-4 Family 13%
Commercial Mortgages 42%
Multifamily 15%
Commerial Loans & Lines of Credit 24%

Yield on Loans = 5.71%

Loan yield for the nine months ended 9/30/2010

Granular Portfolio Comparison

	Distribution by Size					
	< $500,000	$500,000 to $999,999	$1,000,000 to $2,999,999	$3,000,000 to $4,999,999	$5,000,000 to $9,999,999	$10,000,000 to $12,600,000
Commercial Mortgage	10%	14%	32%	10%	25%	9%
Commercial Loans and Lines of Credit	28%	11%	33%	11%	12%	5%
Construction & Land Development	4%	4%	26%	25%	23%	18%
Multifamily Mortgage	14%	30%	41%	—	15%	—
Home Mortgage	34%	32%	16%	—	18%	—
Home Equity Loans and Lines of Credit	40%	19%	7%	34%	—	—
Installment & Credit Card	87%	13%	—	—	—	—
Totals	**18%**	**17%**	**31%**	**10%**	**18%**	**6%**

Loan Portfolio Outlook

- Increase in nonperforming loans and charge-offs in 2010 3Q isolated in two shared national credits
- C&I and CRE portfolios have shown weaknesses, but no signs of widespread deterioration
- Sluggish loan demand as reflected by decreased line usage
- Focus is on growing:
  - C&I
  - Owner-occupied CRE
  - Home mortgages
- Purchased $24.2 million portfolio of home mortgage loans at the end of the third quarter, and an additional $28.3 million in the fourth quarter

Loan Purchases

- All loans recently originated
- All first trust deed on borrowers primary residence
- Weighted average LTV's of 50%
- Weighted average FICO's of 773
- Weighted average debt-to-income ratios of 30.69%

Diversified Deposit Base



Total Deposits:
$1.1 Billion
CDs > $100K
14%
Non-interest
Checking
28%
CDs < $100K
7%
State of CA CDs
9%
Interest Checking
7%
Money Market &
Savings
35%

Cost of Deposits = 0.74%

Core Deposits = 76.6%

Cost of deposits is for the nine months ended 9/30/2010

Strong & Growing Core Deposit Base



$900
$800
$700
$600
$500
$400
$300
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Maturity Core Deposits
Nonmaturity Core Deposits

62%	68%	68%	71%	74%	77%	79%	77% = % of Total Deposits

Strong Liquidity Position

- Continued build-up of liquidity position
  - Strong core deposit growth, exclusive of brokered deposits and time deposits of $100K or greater, representing 77% of total deposits at 9/30/10
- Multiple funding sources
  - $15 million borrowing facility with FRB
  - $27 million of available Fed Funds lines
  - $96 million of available FHLB borrowing capacity
- Securities portfolio
  - $277 million portfolio provides monthly cash flow
  - Excess unpledged securities can augment liquidity by being pledged as collateral for borrowings or by being sold

Securities Portfolio

Net Unrealized Gain or Loss 9/30/10 ($000's)	
Treasury Notes	$68
Agency Notes	$31
Agency CMOs	$318
Agency MBS	$1,115
Municipal Securities	$48
Private CMOs	($4,079)
Other	($1,871)
Total	**($4,370)**

Total Securities Portfolio: $276.8 million[1]



Municipal Securities, $3.4 1%
Private CMOs, $28.4 10%
Other, $7.3 3%
U.S. Treasury Notes/Bills, $43.2 16%
Agency Notes, $37.6 14%
Agency MBS, $58.1 21%
Agency CMOs, $98.8 35%
($ millions)

(1)Amortized Cost. Source: Company 2010 Third Quarter Form 10-Q

Strong Capital Position



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
7.19%
11.49%
15.66%
16.91%
TCE/TA
Leverage Capital Ratio
Tier 1 Capital Ratio
Total Risk Based Capital Ratio

Stable Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.46%
0.43%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
FCAL
3-month LIBOR¹

(1)Average for Quarter

Drivers of "PTPP" Earnings Power

- Deploy excess liquidity into quality loans
- Renewed focus on new business development, boosted by contributions from new lending teams
- Internal cost saves and expense management
- Disposition of nonaccrual loans
- Continue to attract low cost deposits
- Long-term asset rate sensitivity

Current Outlook

- Improving asset quality trends expected to translate into lower provisioning, lower collection costs and NIM expansion
- Growing core deposit base facilitating low cost of funds
- Strong liquidity and capital position
- Loan purchases will increase NII and NIM in future periods
- November 5, 2010 acquisition of Western Commercial Bank in Woodland Hills, CA increased market share and low risk due to loss-share agreement with FDIC
- Improving profit trend
- March 2010 capital raise expands potential growth opportunities
  - Organic growth
  - FDIC-assisted transactions
  - Whole bank acquisitions
- Positioned to create long-term shareholder value


FIRST CALIFORNIA
FINANCIAL GROUP, INC.
Preparing for our future